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                      VAUGHAN NELSON SMALL CAP VALUE FUND

 Supplement dated October 3, 2006 to the IXIS Advisor Equity Funds Class A, B
   and C Prospectus, IXIS Advisor Equity Funds Class Y Prospectus, and IXIS Advisor Funds SAI Part II, each dated May 1, 2006, each as may be revised and supplemented from time to time

Effective September 30, 2006, Mark J. Roach no longer serves as a portfolio manager on the team that manages the Vaughan Nelson Small Cap Value Fund. Chris
D. Wallis and Scott J. Weber continue to serve as the portfolio managers for the Vaughan Nelson Small Cap Value Fund.

                                                                     SP316-1006